                                                 Exhibit 99.5
--------------------------------------------------------------------------------
                                                 Monthly Operating Report

---------------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                ACCRUAL BASIS
---------------------------------------

---------------------------------------
CASE NUMBER: 400-42145-BJH-11                    02/13/95, RWD, 2/96
---------------------------------------

---------------------------------------
JUDGE: BARBARA J. HOUSER
---------------------------------------


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2002


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Drew Keith                                     CHIEF FINANCIAL OFFICER
--------------------------------------------       -----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                            TITLE

DREW KEITH                                                       6/20/2002
--------------------------------------------       -----------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                  DATE

PREPARER:

/s/ Kevin K. Craig                                 CONTROLLER, KITTY HAWK INC.
--------------------------------------------       -----------------------------
ORIGINAL SIGNATURE OF PREPARER                                     TITLE

KEVIN K. CRAIG                                                   6/20/2002
--------------------------------------------       -----------------------------
PRINTED NAME OF PREPARER                                           DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Monthly Operating Report

---------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                ACCRUAL BASIS-1
---------------------------------------

---------------------------------------
CASE NUMBER: 400-42145-BJH-11                   02/13/95, RWD, 2/96
---------------------------------------

---------------------------------------
COMPARATIVE BALANCE SHEET
---------------------------------------------------------------------------------------------------------------
                                              SCHEDULE             MONTH                 MONTH         MONTH
                                                           ----------------------------------------------------
ASSETS                                         AMOUNT           APRIL, 2002            MAY, 2002     JUNE, 2002
---------------------------------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH                                        $       8,645        $       9,001             $0
---------------------------------------------------------------------------------------------------------------
2.   RESTRICTED CASH                                          $           0        $           0             $0
---------------------------------------------------------------------------------------------------------------
3.   TOTAL CASH                             $          0      $       8,645        $       9,001             $0
---------------------------------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)              $ 41,314,895      $  19,891,655        $  19,498,218             $0
---------------------------------------------------------------------------------------------------------------
5.   INVENTORY                                                $           0        $           0             $0
---------------------------------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                                         $           0        $           0             $0
---------------------------------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                       $     35,445      $           0        $           0             $0
---------------------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                    $102,257,281        ($2,597,846)         ($3,086,365)            $0
---------------------------------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS                   $143,607,621      $  17,302,454        $  16,420,854             $0
---------------------------------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT            $  2,455,211      $   4,753,185        $   4,700,922             $0
---------------------------------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION/DEPLETION                                   $   3,253,008        $   3,254,831             $0
---------------------------------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT &
     EQUIPMENT                              $  2,455,211      $   1,500,177        $   1,446,091             $0
---------------------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                                        $           0        $           0             $0
---------------------------------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                               $           0        $           0             $0
---------------------------------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)                                      $           0        $           0             $0
---------------------------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                           $146,062,832      $  18,802,631        $  17,866,945             $0
---------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                                         $     502,861        $     330,205             $0
---------------------------------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                            $     266,316        $     262,863             $0
---------------------------------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                            $           0        $           0             $0
---------------------------------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                                        $           0        $           0             $0
---------------------------------------------------------------------------------------------------------------
21.  SECURED DEBT                                             $           0        $           0             $0
---------------------------------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                                       ($20,439,835)        ($20,654,962)            $0
---------------------------------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                               ($19,670,658)        ($20,061,894)            $0
---------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------
24.  SECURED DEBT                                             $           0        $           0             $0
---------------------------------------------------------------------------------------------------------------
25.  PRIORITY DEBT                          $    496,687      $           0        $           0             $0
---------------------------------------------------------------------------------------------------------------
26.  UNSECURED DEBT                         $ 78,864,376      $   5,201,988        $   5,201,988             $0
---------------------------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                                      $   4,783,901        $   4,783,901             $0
---------------------------------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES          $ 79,361,063      $   9,985,889        $   9,985,889             $0
---------------------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES                      $ 79,361,063        ($9,684,769)        ($10,076,005)            $0
---------------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                               $  61,741,245        $  61,741,245             $0
---------------------------------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                          ($33,253,845)        ($33,798,295)            $0
---------------------------------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)                                     $           0        $           0             $0
---------------------------------------------------------------------------------------------------------------
33.  TOTAL EQUITY                            $         0      $  28,487,400        $  27,942,950             $0
---------------------------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                          $79,361,063      $  18,802,631        $  17,866,945             $0
---------------------------------------------------------------------------------------------------------------
                                                              $           0        $           0             $0
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

---------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                     ACCRUAL BASIS-2
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42145-BJH-11                        02/13/95, RWD, 2/96
---------------------------------------------

----------------------------------------
INCOME STATEMENT
--------------------------------------------------------------------------------
                                                   MONTH              MONTH          MONTH           QUARTER
                                             ------------------------------------------------
REVENUES                                       APRIL, 2002          MAY, 2002      JUNE, 2002         TOTAL
--------------------------------------------------------------------------------------------------------------
1.   GROSS REVENUES                             $9,222,355        $ 9,770,656              $0     $ 18,993,011
--------------------------------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS                  $        0        $         0              $0     $          0
--------------------------------------------------------------------------------------------------------------
3.   NET REVENUE                                $9,222,355        $ 9,770,656              $0     $ 18,993,011
--------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------------
4.   MATERIAL                                   $        0        $         0              $0     $          0
--------------------------------------------------------------------------------------------------------------
5.   DIRECT LABOR                               $        0        $         0              $0     $          0
--------------------------------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                            $        0        $         0              $0     $          0
--------------------------------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD                   $        0        $         0              $0     $          0
--------------------------------------------------------------------------------------------------------------
8.   GROSS PROFIT                               $9,222,355        $ 9,770,656              $0     $ 18,993,011
--------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------
9.   OFFICER/INSIDER COMPENSATION               $   11,875        $    13,333              $0     $     25,208
--------------------------------------------------------------------------------------------------------------
10.  SELLING & MARKETING                        $    2,515        $     1,568              $0     $      4,083
--------------------------------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE                   $1,151,679        $ 1,458,634              $0     $  2,610,313
--------------------------------------------------------------------------------------------------------------
12.  RENT & LEASE                               $  279,068        $   367,662              $0     $    646,730
--------------------------------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                        $8,209,836        $ 8,793,581              $0     $ 17,003,417
--------------------------------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES                   $9,654,973        $10,634,778              $0     $ 20,289,751
--------------------------------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                            ($432,618)         ($864,122)             $0      ($1,296,740)
--------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)             ($11,650)          ($10,789)             $0         ($22,439)
--------------------------------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)          $        0        $         0              $0     $          0
--------------------------------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                           $        0        $         0              $0     $          0
--------------------------------------------------------------------------------------------------------------
19.  DEPRECIATION/DEPLETION                     $   49,221        $    49,221              $0     $     98,442
--------------------------------------------------------------------------------------------------------------
20.  AMORTIZATION                               $        0        $         0              $0     $          0
--------------------------------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                        $        0        $     4,865              $0     $      4,865
--------------------------------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES                $   37,571        $    43,297              $0     $     80,868
--------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                          $        0        $         0              $0     $          0
--------------------------------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                          $        0        $         0              $0     $          0
--------------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                        $        0        $         0              $0     $          0
--------------------------------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES              $        0        $         0              $0     $          0
--------------------------------------------------------------------------------------------------------------
27.  INCOME TAX                                  ($188,074)         ($362,968)             $0        ($551,042)
--------------------------------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                           ($282,115)         ($544,451)             $0        ($826,566)
--------------------------------------------------------------------------------------------------------------
                                                $        0        $         0              $0
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report
------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                    ACCRUAL BASIS-3
------------------------------------

------------------------------------
CASE NUMBER: 400-42145-BJH-11                       02/13/95, RWD, 2/96
------------------------------------

------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                 MONTH               MONTH            MONTH            QUARTER
                                               ------------------------------------------------
DISBURSEMENTS                                  APRIL, 2002          MAY, 2002        JUNE, 2002          TOTAL
------------------------------------------------------------------------------------------------------------------
1.   CASH-BEGINNING OF MONTH                  $      9,001       $      8,645            $9,001      $       9,001
------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------
2.   CASH SALES                               $          0       $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------------------------------
3.   PREPETITION                              $          0       $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
4.   POSTPETITION                             $  5,336,061       $  5,120,946            $    0      $  10,457,007
------------------------------------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS                 $  5,336,061       $  5,120,946            $    0      $  10,457,007
------------------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
------------------------------------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)           $          0       $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
7.   SALE OF ASSETS                           $          0       $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                       ($5,336,417)       ($5,120,590)           $    0       ($10,457,007)
------------------------------------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS              ($5,336,417)       ($5,120,590)           $    0       ($10,457,007)
------------------------------------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                                  ($356)      $        356            $    0      $           0
------------------------------------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE                     $      8,645       $      9,001            $9,001      $       9,001
------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------
12.  NET PAYROLL                              $           0      $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID                       $           0      $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID            $           0      $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
15.  SECURED/RENTAL/LEASES                    $           0      $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
16.  UTILITIES                                $           0      $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
17.  INSURANCE                                $           0      $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES                      $           0      $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                         $           0      $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
20.  TRAVEL                                   $           0      $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
21.  ENTERTAINMENT                            $           0      $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE                    $           0      $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
23.  SUPPLIES                                 $           0      $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
24.  ADVERTISING                              $           0      $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                      $           0      $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS            $           0      $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                        $           0      $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                        $           0      $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)                      $           0      $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES            $           0      $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS                      $           0      $          0            $    0      $           0
------------------------------------------------------------------------------------------------------------------
32.  NET CASH FLOW                                    ($356)     $        356            $    0      $           0
------------------------------------------------------------------------------------------------------------------
33.  CASH-END OF MONTH                        $       8,645      $      9,001            $9,001      $       9,001
------------------------------------------------------------------------------------------------------------------
                                              $           0
==================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                ACCRUAL BASIS-4
------------------------------------------
------------------------------------------
CASE NUMBER: 400-42145-BJH-11                      02/13/95, RWD, 2/96
------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                       SCHEDULE             MONTH            MONTH           MONTH
                                                                    -------------------------------------------------
ACCOUNTS RECEIVABLE AGING                               AMOUNT           APRIL, 2002        MAY, 2002      JUNE, 2002
---------------------------------------------------------------------------------------------------------------------
1.  0-30                                              $21,518,319        $12,315,267      $12,139,334        $      0
---------------------------------------------------------------------------------------------------------------------
2.  31-60                                             $14,127,296        $   115,894      $   194,340        $      0
---------------------------------------------------------------------------------------------------------------------
3.  61-90                                             $ 2,070,404        $    47,142      $    52,069        $      0
---------------------------------------------------------------------------------------------------------------------
4.  91+                                               $ 3,598,876        $ 5,516,411      $ 5,436,246        $      0
---------------------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE                         $41,314,895        $17,994,714      $17,821,989        $      0
---------------------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE
---------------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)                         $41,314,895        $17,994,714      $17,821,989        $      0
---------------------------------------------------------------------------------------------------------------------

------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                       MONTH: MAY, 2002
                                                                                      -------------------------------
---------------------------------------------------------------------------------------------------------------------
                                     0-30                31-60              61-90             91+
TAXES PAYABLE                        DAYS                DAYS               DAYS              DAYS           TOTAL
---------------------------------------------------------------------------------------------------------------------
1.  FEDERAL                        $262,863                                                                  $262,863
---------------------------------------------------------------------------------------------------------------------
2.  STATE                                                                                                    $      0
---------------------------------------------------------------------------------------------------------------------
3.  LOCAL                                                                                                    $      0
---------------------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)                                                                                      $      0
---------------------------------------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE            $262,863           $         0       $          0      $         0        $262,863
---------------------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE               $315,023           $    17,219       $         21          ($2,058)       $330,205
---------------------------------------------------------------------------------------------------------------------
                                                                                                             $      0
------------------------------------------

STATUS OF POSTPETITION TAXES                                                   MONTH: MAY, 2002
                                                                                      -------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                       BEGINNING           AMOUNT                            ENDING
                                                          TAX           WITHHELD AND/       AMOUNT             TAX
FEDERAL                                               LIABILITY*         OR ACCRUED          PAID           LIABILITY
---------------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                              $0                                            $      0
---------------------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                                            $0                                            $      0
---------------------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                                            $0                                            $      0
---------------------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                               $0                                            $      0
---------------------------------------------------------------------------------------------------------------------
5.  INCOME                                                     $0                                            $      0
---------------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                               $   266,316       $    584,416      $   587,869        $262,863
---------------------------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES                               $   266,316       $    584,416      $   587,869        $262,863
---------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                       $         0                                            $      0
---------------------------------------------------------------------------------------------------------------------
9.  SALES                                             $         0                                            $      0
---------------------------------------------------------------------------------------------------------------------
10. EXCISE                                            $         0                                            $      0
---------------------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                      $         0                                            $      0
---------------------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                                     $         0                                            $      0
---------------------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                                 $         0                                            $      0
---------------------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                               $         0                                            $      0
---------------------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                               $         0       $          0      $         0        $      0
---------------------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                                       $   266,316       $    584,416      $   587,869        $262,863
---------------------------------------------------------------------------------------------------------------------
                                                                                                             $      0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report
------------------------------------
CASE NAME: KITTY HAWK CARGO, INC              ACCRUAL BASIS-5
------------------------------------

------------------------------------
CASE NUMBER: 400-42145-BJH-11                      02/13/95, RWD, 2/96
------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                    MONTH: MAY, 2002
-------------------------------------------                ---------------------------------------------------
BANK RECONCILIATIONS
                                                Account #1      Account #2       Account #3
--------------------------------------------------------------------------------------------------------------
A.   BANK:                                 Bank One
-----------------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                                1559691298                                   TOTAL
-----------------------------------------------------------------------------------------------
C.   PURPOSE (TYPE):                       Operations Account
--------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                          $    0                                         $    0
--------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                    $    0                                         $    0
--------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                        $    0                                         $    0
--------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                             $3,251                                         $3,251
--------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                         $3,251          $0               $0            $3,251
--------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
--------------------------------------------------------------------------------------------------------------

-------------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------
                                             DATE OF              TYPE OF         PURCHASE        CURRENT
BANK, ACCOUNT NAME & NUMBER                 PURCHASE            INSTRUMENT          PRICE          VALUE
--------------------------------------------------------------------------------------------------------------
7.  N/A
--------------------------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                        $0        $     0
--------------------------------------------------------------------------------------------------------------

-------------------------------------------
CASH
--------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                   $ 5,750
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                          $ 9,001
--------------------------------------------------------------------------------------------------------------
                                                                                                       $     0
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report
----------------------------------------
CASE NAME: KITTY HAWK CARGO, INC              ACCRUAL BASIS-6
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42145-BJH-11                      02/13/95, RWD, 2/96
----------------------------------------
                                                   MONTH: MAY, 2002
----------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
----------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
                            INSIDERS
--------------------------------------------------------------------------------
                           TYPE OF         AMOUNT         TOTAL PAID
        NAME               PAYMENT          PAID            TO DATE
--------------------------------------------------------------------------------
1.  Toby Skaar         Salary               $13,333         $394,622
--------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO INSIDERS                             $13,333         $394,622
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                              PROFESSIONALS
---------------------------------------------------------------------------------------------------------
                              DATE OF COURT                                                    TOTAL
                          ORDER AUTHORIZING        AMOUNT         AMOUNT      TOTAL PAID      INCURRED
             NAME              PAYMENT            APPROVED         PAID         TO DATE       & UNPAID *
---------------------------------------------------------------------------------------------------------
1.  SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
---------------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO PROFESSIONALS                             $0               $0                  $0              $0
---------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                        SCHEDULED       AMOUNTS
                                                         MONTHLY          PAID          TOTAL
                                                         PAYMENTS        DURING         UNPAID
             NAME OF CREDITOR                              DUE            MONTH      POSTPETITION
-------------------------------------------------------------------------------------------------
1.  National City Bank & Ft Wayne - Allen County          $184,377         $15,602      $843,875 *
-------------------------------------------------------------------------------------------------
2.  Ridgely - City of Philadelphia - PHL                  $ 27,062         $27,062      $      0
-------------------------------------------------------------------------------------------------
3.  Continental Airlines - EWR                            $ 21,762         $21,762      $      0
-------------------------------------------------------------------------------------------------
4.  City of Los Angeles - LAX                             $ 23,472         $ 6,019      $ 17,453 **
-------------------------------------------------------------------------------------------------
5.  Airport Group Int'l - ATL                             $ 11,200         $     0      $ 11,200 ***
-------------------------------------------------------------------------------------------------
6.  TOTAL                                                 $267,873         $70,445      $872,528
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

----------------------------------------
CASE NAME:  KITTY HAWK CARGO, INC                   ACCRUAL BASIS-7
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42145-BJH-11                         02/13/95, RWD, 2/96
----------------------------------------
                                                    MONTH: MAY, 2002
                                                           ---------------------

--------------------------
QUESTIONNAIRE

----------------------------------------------------------------------------------
                                                                       YES    NO
----------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?             X
----------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                              X
----------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                        X
----------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                  X
----------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                  X
----------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                            X
----------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                               X
----------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                        X
----------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
----------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                             X
----------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                       X
----------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                         X
----------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
1. a) Vehicles & Ground Equipment miscellaneous sales & write offs at net loss of ($4,865)

----------------------------------------
INSURANCE
----------------------------------------------------------------------------------
                                                                       YES    NO
----------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                         X
----------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                           X
----------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
----------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
         TYPE OF                                                PAYMENT AMOUNT
          POLICY          CARRIER       PERIOD COVERED           & FREQUENCY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

 --------------------------------------
 CASE NAME:  Kitty Hawk Cargo, Inc.                        FOOTNOTES SUPPLEMENT
 --------------------------------------

 --------------------------------------
 CASE NUMBER: 400-42145-BJH-11                               ACCRUAL BASIS
 --------------------------------------
                                                             MONTH: MAY, 2002

 ---------------------------------------------------------------------------------------------------------
  ACCRUAL BASIS       LINE                            FOOTNOTE / EXPLANATION
   FORM NUMBER       NUMBER
 ---------------------------------------------------------------------------------------------------------
         6                     All Professional fees related to the Reorganization of the
 -----------------------------------------------------------------------------------------------------------
                                Company are disbursed out of Kitty Hawk, Inc. (Parent
 -----------------------------------------------------------------------------------------------------------
                                Company). Refer to Case # 400-42141-BJH-11
 -----------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------
        7                      All insurance plans related to the Company are carried
 -----------------------------------------------------------------------------------------------------------
                                at Kitty Hawk, Inc. (Parent Company). Refer to Case #
 -----------------------------------------------------------------------------------------------------------
                                400-42141-BJH-11.
 -----------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------
        3              3       The current general ledger system is not able to provide a detail of
 -----------------------------------------------------------------------------------------------------------
                                customer cash receipts segregated by prepetion accounts receivable
 -----------------------------------------------------------------------------------------------------------
                                and post petition accounts receivable. Therefore, cash receipts
 -----------------------------------------------------------------------------------------------------------
                                is provided in total for the month.
 -----------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------
        3              8       All cash received into the Company cash accounts is swept
 -----------------------------------------------------------------------------------------------------------
                                each night to Kitty Hawk, Inc. Master Account (see Case
 -----------------------------------------------------------------------------------------------------------
                                #400-42141-BJH-11).
 -----------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------
        3              31      All disbursements (either by wire transfer or check), including payroll are
 -----------------------------------------------------------------------------------------------------------
                                disbursed out of the Kitty Hawk, Inc. controlled disbursement
 -----------------------------------------------------------------------------------------------------------
                                account.
 -----------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------
        4              6       All assessment of uncollectible accounts receivable are done
 -----------------------------------------------------------------------------------------------------------
                                at Kitty Hawk, Inc. Refer to Case #400-42141-BJH-11. All reserves
 -----------------------------------------------------------------------------------------------------------
                                are recorded at Inc. and pushed down to Inc.'s subsidiaries
 -----------------------------------------------------------------------------------------------------------
                                as deemed necessary.
 -----------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------
        4              7       The A/R aging does not reconcile to the general ledger due to historical
 -----------------------------------------------------------------------------------------------------------
                                system problems.  In addition, A/R aging is for Trade A/R only.
 -----------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------
        4              6       Accounts payable on the aging are in the 60 and 90 day categories due to wire
 -----------------------------------------------------------------------------------------------------------
                                transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141-BJH-11) A/P
 -----------------------------------------------------------------------------------------------------------
                                aging and invoices on Kitty Hawk Cargo Aging. Company is working on
 -----------------------------------------------------------------------------------------------------------
                                clearing these items.
 -----------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------
        4              1       Status of Postpetition Taxes - Kitty Hawk Cargo Payroll was transferred to
 -----------------------------------------------------------------------------------------------------------
                                Aircargo's payroll in January, 2001 (case #400-42142-BJH-11)
 -----------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------
        6           Insiders   Payments to insiders include a portion of the Court approved retention
 -----------------------------------------------------------------------------------------------------------
                                   payments in the month of January.
 -----------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------
        6            Leases    FWA Building Rent Deferred By Agreement with National City Bank

 -----------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------
        6            Leases    LAX Building Rent was retro-billed by City with monthly increase of $17,453
 -----------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------
        6            Leases    ATL Building Rent for May'02 was invoiced late & paid in June'02
 -----------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 400-42145-BJH-11

Details of Other Items                                      MAY, 2002


ACCRUAL BASIS-1

8.   OTHER (ATTACH LIST)                                $ (3,086,365)Reported
                                                        ------------
        Net of all I/C Accts Receivable/Payable           (5,711,435)
        Intangibles - Other                                  154,458
        Note Receivable - AFL                              2,148,664
        Pre-Paid Insurance                                         -
        Pre-Paid Misc                                         18,500
        Deposits                                             303,448
                                                        ------------
                                                          (3,086,365)Detail
                                                        ------------
                                                                   - Difference
                                                        ------------


22.  OTHER (ATTACH LIST)                                $(20,654,962)Reported
                                                        ------------
        Accrued Liabilities                                1,962,452
        Accrued Salaries & PR Taxes                                -
        Less: FET Taxes Payable (Line 18)                    262,863
        Post-petition Fed Inc Tax                        (22,880,277)
                                                        ------------
          *** FET recorded in Taxes Payable              (20,654,962)Detail
                                                        ------------
                                                                   - Difference
                                                        ------------


27.  OTHER (ATTACH LIST)                                $  4,783,901 Reported
                                                        ------------
        Pre-petition Fed Inc Tax                           4,018,643
        Pre-petition Deposits                                479,840
        Pre-petition Taxes Other                                   -
        Pre-petition Accrued Liabilities                     285,418
                                                        ------------
                                                           4,783,901 Detail
                                                        ------------
                                                                   - Difference
                                                        ------------

ACCRUAL BASIS-2

13.  OTHER (ATTACH LIST)                                $  8,793,581 Reported
                                                        ------------
        Aircraft Costs                                       370,857
        I/C Aircraft Costs (KHA)                           3,940,693
        KHC Ground Handling (Operations Payroll)             710,179
        Outstation Ground Handling                         1,071,043
        Trucking Costs                                       384,667
        Fuel                                               2,245,815
        Contract Labor                                             -
        Other                                                 70,327
                                                        ------------
                                                           8,793,581 Detail
                                                        ------------
                                                                   - Difference


16   NON-OPERATING INCOME (ATTACH LIST)                     ($10,789)Reported
                                                        ------------
        Interest Income                                      (10,789)Detail
                                                        ------------
                                                                   - Difference
                                                        ------------


17   OTHER (ATTACH LIST)                                $      4,865 Reported
                                                        ------------
        Gain/Loss on Sale of Assets                            4,865 Detail
                                                        ------------
                                                                   - Difference
                                                        ------------


ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                  (5,120,590)Reported
                                                        ------------
        Transfer to Inc - all money sweeps                (5,120,590)Detail
          to KH Inc. Case #400-42141-BJH-11             ------------
                                                                   - Difference
                                                        ------------


ACCRUAL BASIS-4

6.   OTHER (ATTACH LIST)                                     262,863 Reported
                                                        ------------
        FET (720) 04/16-30/02 Pd 05/03                      (312,405)
        FET (720) 05/01-15/02 Pd 05/17                       275,464
        FET (720) Refunds - Reconciling Items Fuel Cr         40,916
        FET (720) Refunds - Reconciling Item Surf Air        (49,986)

        FET (720) 05/16-31/02                                308,874
                                                        ------------
                                                             262,863 Detail
                                                        ------------
                                                                   - Difference
                                                        ------------